EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES SETTLEMENT OF
 DOJ INVESTIGATION RELATING TO
 POST-MARKET SURVEYS CONDUCTED BY GUIDANT

Natick, MA (December 23, 2009) -- Boston Scientific Corporation (NYSE: BSX) today announced that it has entered into a civil settlement with the U.S. Department of Justice regarding the Department’s investigation relating to certain post-market surveys conducted by Guidant Corporation before Boston Scientific acquired Guidant in 2006.  Boston Scientific had previously disclosed the investigation, which was conducted by the United States Attorney’s office in Boston.

This civil settlement brings to a conclusion an investigation that began in 2005 and involves no admission of wrong doing by the Company.  Under the terms of the settlement, the Company has agreed to pay $22 million, which was previously fully accrued.

The Company also agreed to enter into a Corporate Integrity Agreement (CIA) with the Office of Inspector General for the U.S. Department of Health and Human Services.  The CIA requires enhancements to certain compliance procedures related to financial arrangements with health care providers.  It is limited to the Company’s cardiac rhythm management business, which became part of Boston Scientific through the Guidant acquisition.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties.  For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding resolution of government proceedings, compliance procedures, financial arrangements with health care providers and product performance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our

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business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT:	Paul Donovan 508-650-8541 (office) 508-667-5165 (mobile) Media Relations Boston Scientific Corporation Larry Neumann 508-650-8696 (office) Investor Relations Boston Scientific Corporation